          -----------------------------------------------------------
                                      THE
                                 MALAYSIA FUND,
                                      INC.
          -----------------------------------------------------------


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                             THE MALAYSIA FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER
Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lampur, Malaysia
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 2000, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 5.22% compared to 2.59% for the Kuala Lumpur Stock Exchange Composite Index expressed in U.S. dollars (the "Index"). For the period from the Fund's commencement of operations on May 4, 1987 through June 30, 2000, the Fund's total return, based on net asset value per share, was 1.13% compared to 38.95% for the Index. On June 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $4 13/16, representing a 16.9% discount to the Fund's net asset value per share.

Aided by strong macro fundamentals and the impending re-inclusion into the MSCI series of indices, Malaysia became one of the best-performing markets in Asia-for the first five months of 2000 the Index was up 12.2%. However, in the month of June 2000, it succumbed to selling pressure and ended the first half of 2000 with an increase of only 2.6%. The re-entry of Malaysia into various MSCI indices on May 31, 2000 proved to be a non-event. Local investors harbored high expectations that indexed funds will start a second wave of foreign portfolio funds rushing into the market. However, policy wavering, relatively expensive valuations and the lack of any major corporate restructuring proved to be major negative influences.

GDP growth momentum remained strong and rose 11.7% in the first quarter of 2000 compared to 10.8% in the fourth quarter of 1999. Investments and private spending led the growth, recording impressive increases of 12.3% and 14.4%, respectively. Low interest rates and the wealth effect from the stock market sparked private consumption growth. Public consumption, however, was anemic and grew by only 1.0%. From the supply perspective, the manufacturing sector remained the star performer, expanding by 27.3%. On the external front, the trade surplus remained healthy, reaching U.S. $6.3 billion by the end of May 2000.

Inflation remained well under control in the first half of 2000, with the CPI hovering around 1.5%. With capital controls still in place, the liquidity story in Malaysia remains one of the strongest in Asia. While concerns about inflationary pressures are bound to occur, there are still no signs of overheating so far. Labor market tightness was centered only in the electronics export sector. Demand for loans remained weak and a fair amount of slack existed in other areas of the economy. However, the Central Bank governor has already hinted that deposit and real interest rates may have to rise in the second half of 2000 to fight inflation and provide consumers with positive real rates.

The ruling political party, UMNO, held their elections in May 2000 which saw deputy Prime Minister Datuk Seri Abdullah Ahmad Badawi receiving a strong endorsement from UMNO president Datuk Seri Dr. Mahathir to be his successor (i.e. the country's next Prime Minister). A common theme throughout the General Assembly was a call to stop money politics. Tun Diam may step down as Finance Minister as the economy has recovered from the financial crisis. There were some signs of a rift between the Prime Minister and the Finance Minister over apparent disagreements over the handling of bank mergers, the cancellation of the strategic alliance between a local and foreign telecommunications company, as well as the appointment of a special financial adviser to the Prime Minister
- a move seen to undermine Tun Diam's position as Finance Minister.

The first quarter of 2000 corporate earnings announcements were mixed with positive surprises coming from the electronics companies. Disappointments were seen in consumer related stocks due to higher than expected costs while revenue growth was within consensus forecasts. What was more disappointing to investors was the seeming lack of any major corporate restructuring. A recently proposed strategic alliance between a local and a foreign telecommunications company was greeted warmly by investors as it was the first major corporate restructuring by the largest infrastructure group in Malaysia with injection of foreign capital and technology. The deal appeared to be a win-win situation for all parties involved. However, it was subsequently called off, which aroused investors' suspicions that political influence was the main reason. Otherwise, a few corporates also made debt restructuring announcements over the past few months but they were more debt rescheduling than anything else. Other corporate governance issues erupted during the period, including the non-resolution of inter-company loans between Berjaya Sports Toto and its sister companies.

The market's premium valuation relative to the region may collapse once U.S. rates peak and the safe haven status of Malaysia is lost. Poor corporate governance and the country's seemingly inward-looking policy makes stock picking a challenging task in Malaysia. The Fund continues to be overweight in companies with good management and promising industry growth outlook, such as Malaysian Pacific Industries and Computer Systems Advisers. Consumer plays like Star Publications and British American Tobacco are also our preferred stocks.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

July 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/im.

The Malaysia Fund, Inc.
Investment Summary as of June 30, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION                                                            TOTAL RETURN(%)
                                             ------------------------------------------------------------------
                                                MARKET VALUE(1)      NET ASSET VALUE(2)          INDEX(3)
                                             --------------------   -------------------------------------------
                                                          AVERAGE                AVERAGE                AVERAGE
                                             CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                                             ----------   -------   ----------   -------   ----------   -------
                    YEAR TO DATE               -30.29%        --        5.22%        --        2.59%        --
                    ONE YEAR                   -32.67     -32.67%      16.18      16.18%       2.75       2.75%
                    FIVE YEAR                  -67.90     -20.33      -64.41     -18.67      -47.93     -12.24
                    TEN YEAR                   -42.59      -5.40      -24.45      -2.76        1.69       0.17
                    SINCE INCEPTION*           -15.81      -1.30        1.13       0.08       38.95       2.53

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                                YEAR ENDED DECEMBER 31,                                   SIX MONTHS
                                                                                                                            ENDED
                                                                                                                           JUNE 30,
                                  1990     1991     1992     1993     1994     1995     1996     1997     1998     1999      2000
                                  ----     ----     ----     ----     ----     ----     ----     ----     ----     ----   ----------
Net Asset Value Per Share .....  $12.41   $13.55   $16.28   $27.32    $18.57  $18.58   $19.29   $ 5.04   $ 3.02    $5.62     $5.79
Market Value Per Share ........  $11.38   $11.75   $16.25   $28.00    $17.38  $17.00   $17.50   $ 6.56   $ 4.00    $7.06     $4.81
Premium/(Discount) ............    -8.3%   -13.3%    -0.2%     2.5%     -6.4%   -8.5%    -9.3%    30.2%    32.5%    25.6%    -16.9%
Income Dividends ..............  $ 0.21   $ 0.07       --   $ 0.16    $ 0.02      --       --       --   $ 0.03       --     $0.11
Capital Gains Distributions ...      --       --       --   $ 1.13    $ 3.59  $ 0.84   $ 2.82   $ 0.51       --       --        --
Fund Total Return (2) .........   -8.35%    9.80%   20.15%   98.28%+  -18.87%   4.33%   19.93%  -72.89%  -39.70%   86.09%     5.22%
Index Total Return (3) ........  -10.02%    9.13%   20.19%   92.60%   -19.66%   3.05%   25.12%  -68.71%  -29.61%   98.04%     2.59%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Kuala Lumpur Stock Exchange (KLSE) Composite Index expressed in U.S. dollars (the "Index") is a broad based capitalization weighted index of 100 stocks listed on the exchange. The Fund's return based on net asset value per share and the Index's return for 1998 were adjusted in reaction to the imposition of capital controls by the Malaysian government during September 1998. During February 1999, the adjustment was removed to reflect the relaxation of these capital controls.
*   The Fund commenced operations on May 4, 1987.
+ This return does not include the effect of the rights issued in connection with the Fund's 1993 rights offering.

The Malaysia Fund, Inc.
Portfolio Summary as of June 30, 2000 (Unaudited)
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities                 (96.3%)
Short-Term Investments             (3.7%)

--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Banks                                      (18.7%)
Diversified Financials                      (4.2%)
Diversified Telecommunication Services      (8.8%)
Electric Utilities                          (9.4%)
Food Products                               (5.2%)
Hotels Restaurants & Leisure                (8.3%)
IT Consulting and Services                  (4.1%)
Media                                       (6.6%)
Semiconductor Equipment & Products          (8.6%)
Tobacco                                     (4.8%)
Other                                      (21.3%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                     PERCENT OF
                                                                     NET ASSETS
                                                                    ------------
 1.  Malayan Banking Bhd                                                10.2%
 2.  Telekom Malaysia Bhd                                                8.8
 3.  Tenaga Nasional Bhd                                                 5.9
 4.  Malaysian Pacific Industries Bhd                                    5.4
 5.  Star Publications (Malaysia)                                        4.8
 6.  British American Tobacco Bhd                                        4.8
 7.  Public Bank Bhd                                                     4.5
 8.  Public Finance Bhd (Foreign)                                        4.2
 9.  Computer Systems Advisers Bhd                                       4.1
10.  Commerce Asset-Holding Bhd                                          4.0
                                                                        ----
                                                                        56.7%
                                                                        ====

*    Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
JUNE 30, 2000

                                                                      VALUE
                                                         SHARES       (000)
--------------------------------------------------------------------------------
MALAYSIAN COMMON STOCKS (98.6%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
AUTO COMPONENTS (0.5%)
APM Automotive Holdings Bhd                              554,550   U.S.$    295
                                                                   ------------
--------------------------------------------------------------------------------
AUTOMOBILES (3.6%)
Oriental Holdings Bhd                                    210,000            442
Tan Chong Motor Holdings Bhd                           3,957,000          1,562
                                                                   ------------
                                                                          2,004
                                                                   ------------
--------------------------------------------------------------------------------
BANKS (18.7%)
Commerce Asset-Holding Bhd                               771,000          2,232
Malayan Banking Bhd                                    1,417,000          5,742
Public Bank Bhd                                        2,779,000          2,560
                                                                   ------------
                                                                         10,534
                                                                   ------------
--------------------------------------------------------------------------------
BEVERAGES (2.8%)
Carlsberg Brewery (Malaysia) Bhd                         415,000          1,398
Guinness Anchor Bhd                                      181,000            169
                                                                   ------------
                                                                          1,567
                                                                   ------------
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (1.2%)
Malayan Cement Bhd                                     2,100,000            691
                                                                   ------------
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (4.2%)
Public Finance Bhd (Foreign)                           2,222,000          2,351
                                                                   ------------
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (8.8%)
Telekom Malaysia Bhd                                   1,444,000          4,978
                                                                   ------------
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (9.4%)
Malakoff Bhd                                             262,000            655
Tenaga Nasional Bhd                                    1,024,000          3,342
YTL Power International Bhd                            2,263,200          1,322
                                                                   ------------
                                                                          5,319
                                                                   ------------
--------------------------------------------------------------------------------
FOOD PRODUCTS (5.2%)
IOI Corporation Bhd                                    1,975,000          1,554
Nestle Bhd                                               294,000          1,362
                                                                   ------------
                                                                          2,916
                                                                   ------------
--------------------------------------------------------------------------------
GAS UTILITIES (2.5%)
Petronas Gas Bhd                                         783,000          1,401
                                                                   ------------
--------------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE (8.3%)
Genting Bhd                                              557,200          2,053
Resorts World Bhd                                        327,000            895
Tanjong plc                                              732,000          1,753
                                                                   ------------
                                                                          4,701
                                                                   ------------
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (0.7%)
(a)Malaysian Resources Corp. Bhd                         693,000            397
                                                                   ------------
--------------------------------------------------------------------------------
INSURANCE (1.1%)
MAA Holdings Bhd                                         241,000   U.S.$    634
                                                                   ------------
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES (4.1%)
Computer Systems Advisers Bhd                            552,000          2,324
                                                                   ------------
--------------------------------------------------------------------------------
MARINE (2.1%)
Malaysian International Shipping Bhd                     736,000          1,152
                                                                   ------------
--------------------------------------------------------------------------------
MEDIA (6.6%)
Nanyang Press Holdings Bhd                               496,000            972
Star Publications (Malaysia)                             800,000          2,716
                                                                   ------------
                                                                          3,688
                                                                   ------------
--------------------------------------------------------------------------------
REAL ESTATE (1.6%)
Selangor Properties Bhd                                1,782,000            924
                                                                   ------------
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (8.6%)
Malaysian Pacific Industries Bhd                         295,000          3,028
Unisem (Malaysia) Bhd                                    259,000          1,840
                                                                   ------------
                                                                          4,868
                                                                   ------------
--------------------------------------------------------------------------------
TOBACCO (4.8%)
British American Tobacco Bhd                             329,000          2,684
                                                                   ------------
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (3.8%)
(a)Digi.com Bhd                                        1,176,000          2,151
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost U.S.$41,862)                                                       55,579
                                                                   ------------
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Chase Securities Inc., 6.15%, dated 06/30/00
due 7/03/00, to be repurchased at U.S.$983,
collateralized by U.S.$695 United States
Treasury Bond, 13.25%, due 5/15/14, valued at
U.S.$1,026
(Cost U.S.$982)                                              982            982
                                                                   ------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (2.1%)
Malaysian Ringgit
(Cost U.S.$1,153)                                   MYR    4,380          1,153
                                                                   ------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                         AMOUNT       AMOUNT
                                                          (000)        (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.4%)
(Cost U.S.$43,997)                                                       57,714
                                                                   ------------
--------------------------------------------------------------------------------
OTHER ASSETS (0.1%)
Dividends Receivable                                   U.S.$  45
Other                                                         12   U.S.$     57
                                                       ---------   ------------
--------------------------------------------------------------------------------
LIABILITIES (-2.5%)
Payable For:
Dividends Declared                                        (1,065)
Directors' Fees and Expenses                                 (51)
Professional Fees                                            (47)
U.S. Investment Advisory Fees                                (41)
Shareholder Reporting Expenses                               (39)
Malaysian Investment Advisory Fees                           (35)
Administrative Fees                                          (24)
Custodian Fees                                               (22)
Other Liabilities                                            (80)        (1,404)
                                                       ---------   ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 9,738,015, issued and outstanding
U.S.$ 0.01 par value shares (20,000,000 shares
authorized)                                                        U.S.$ 56,367
                                                                   ============
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$   5.79
                                                                   ============
--------------------------------------------------------------------------------
AT JUNE 30, 2000 NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Common Stock                                                                 97
Capital Surplus                                                         121,059
Distributions in Excess of Net Investment Income                           (463)
Accumulated Net Realized Loss                                           (78,043)
Unrealized Appreciation on Investments and Foreign
Currency Translations (net of accrued foreign
taxes of U.S.$20)                                                        13,717
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$ 56,367
                                                                   ============
--------------------------------------------------------------------------------

(a) -- Non-income producing.
June 30, 2000 exchange rate -- Malaysian Ringgit (MYR) 3.80 = U.S. $1.00.

    The accompanying notes are an integral part of the financial statements.

                                                                                                  SIX MONTHS ENDED
                                                                                                    JUNE 30, 2000
                                                                                                     (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                 (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends .....................................................................................     U.S.$     845
Interest ......................................................................................                33
Less: Foreign Taxes Withheld ..................................................................              (124)
---------------------------------------------------------------------------------------------------------------------------
Total Income ..................................................................................               754
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
U.S. Investment Advisory Fees .................................................................               268
Malaysian Investment Advisory Fees ............................................................                72
Administrative Fees ...........................................................................                66
Professional Fees .............................................................................                51
Directors' Fees and Expenses ..................................................................                24
Custodian Fees ................................................................................                17
Shareholder Reporting Expenses ................................................................                15
Transfer Agent Fees ...........................................................................                13
Other Expenses ................................................................................                23
---------------------------------------------------------------------------------------------------------------------------
Total Expenses ................................................................................               549
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income .........................................................................               205
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities Sold ....................................................................             1,261
Foreign Currency Transactions .................................................................               (15)
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain .............................................................................             1,246
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Appreciation on Investments (net of accrued foreign taxes of U.S.$20) .........................             1,241
---------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation ....................             2,487
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................................     U.S.$   2,692
===========================================================================================================================

                                                                                 SIX MONTHS ENDED
                                                                                   JUNE 30, 2000      YEAR ENDED
                                                                                    (UNAUDITED)    DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                                     (000)             (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment Income ..........................................................  U.S.$     205     U.S.$     118
Net Realized Gain (Loss) .......................................................          1,246            (2,636)
Change in Unrealized Appreciation/Depreciation .................................          1,241            27,858
---------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations ...........................          2,692            25,340
---------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ..........................................................         (1,065)               --
---------------------------------------------------------------------------------------------------------------------------
Total Increase .................................................................          1,627            25,340
Net Assets:
Beginning of Period ............................................................         54,740            29,400
---------------------------------------------------------------------------------------------------------------------------
End of Period (including (distributions in excess of)/undistributed
net investment income of U.S.$(463) and U.S.$397, respectively) ................  U.S.$  56,367     U.S.$  54,740
===========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                      SIX MONTHS
AND RATIOS:                                    ENDED                            YEARS ENDED DECEMBER 31,
                                           JUNE 30, 2000  --------------------------------------------------------------------------
                                            (UNAUDITED)      1999          1998            1997           1996            1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..... U.S.$   5.62   U.S.$   3.02   U.S.$   5.04   U.S.$  19.29   U.S.$  18.58    U.S.$ 18.57
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) .............         0.02           0.01           0.01           0.02          (0.04)         (0.03)
Net Realized and Unrealized Gain
(Loss) on Investments ....................         0.26           2.59          (2.00)        (13.76)          3.57           0.88
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations .........         0.28           2.60          (1.99)        (13.74)          3.53           0.85
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ....................        (0.11)            --          (0.03)            --             --            --
In Excess of Net Investment Income .......           --             --          (0.00)#           --             --            --
Net Realized Gains .......................           --             --             --             --          (2.82)         (0.74)
In Excess of Net Realized Gains ..........           --             --             --          (0.51)            --          (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions ......................        (0.11)            --          (0.03)         (0.51)         (2.82)         (0.84)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... U.S.$   5.79   U.S.$   5.62   U.S.$   3.02   U.S.$   5.04   U.S.$  19.29   U.S.$  18.58
====================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD .... U.S.$   4.81   U.S.$   7.06   U.S.$   4.00   U.S.$   6.56   U.S.$  17.50   U.S.$  17.00
====================================================================================================================================
TOTAL INVESTMENT RETURN:
Market Value .............................       (30.29)%       76.56%         (38.66)%       (61.09)%        18.92%          2.03%
Net Asset Value (1) ......................         5.22%        86.09%+        (39.70)%+      (72.89)%        19.93%          4.33%
====================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) .... U.S.$ 56,367   U.S.$ 54,740   U.S.$ 29,400   U.S.$ 49,048   U.S.$187,762   U.S.$180,674
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ..         1.76%*       2.24%            2.32%          1.35%          1.29%          1.44%
Ratio of Net Investment Income (Loss)
to Average Net Assets ....................         0.66%*       0.27%            0.31%          0.14%         (0.18)%        (0.14)%
Portfolio Turnover Rate ..................           12%          37%             124%           107%            50%            33%
------------------------------------------------------------------------------------------------------------------------------------

*   Annualized.
#   Amount is less than U.S.$0.01.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+ During the period from September 1998 to February 1999, the Fund adjusted its net asset value in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the Fund's net asset value was again modified to reflect the relaxation of these capital controls. The result of such adjustment was a decrease to the total return in 1998 and an increase to the total return in 1999.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
---------

     The Malaysia Fund, Inc. (the "Fund") was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     All of the Fund's dividends from Malaysian equity securities are subject to Malaysian tax. This tax is shown as foreign taxes withheld on the Statement of Operations. Effective September 21, 1999, Malaysia enacted a 10% tax on repatriated profits for new capital invested in the country. In addition, all securities purchased after September 21, 1999 are subject to a 10% levy on gains realized on sales of such securities. The Fund has accrued this tax, which is included in unrealized appreciation on investments in the Statement of Net Assets.

3. REPURCHASE AGREEMENTS: The Fund may enter into into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counteparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currency are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to U.S. dollars.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market- linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund did not invest in Forward Commitments and When-Issued/Delayed Delivery Securities, Swap Agreements, Structured Securities or participate in Over-the-Counter Trading during the six month period ended June 30, 2000.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

C. Arab-Malaysian Consultant Sdn Bhd (the "Malaysian Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Dean Witter Investment Management Inc. under terms of a contract. Under the contract, the Malaysian Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.20% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million. In addition, the Fund is charged certain out of pocket expenses by the Administrator.

E. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. For the six month period ended June 30, 2000, the Fund made purchases and sales totaling $7,075,000 and $7,778,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2000, the U.S. Federal income tax cost basis of securities was $42,844,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $13,717,000, of which $15,830,000 related to appreciated securities and $2,113,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $77,195,000 available to offset future capital gains of which $8,792,000 will expire on December 31, 2005, $65,683,000 will expire on December 31, 2006 and $2,720,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

G. A significant portion of the Fund's net assets consist of Malaysian equity securities and foreign currency. Future economic and political developments in Malaysia could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Changes in currency exchange rates will affect the value of and investment income from such investments. Foreign securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, foreign securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2000, the deferred fees payable, under the Plan, totaled $51,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During June 2000, the Board of Directors declared a distribution of $0.1094 per share, derived from net investment income, payable on July 11, 2000, to shareholders of record on June 30, 2000.

                        J. Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Fund was held on June 15, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                       VOTES IN          VOTES         VOTES
PROPOSAL:                                                              FAVOR OF         AGAINST      ABSTAINED
---------                                                             ----------       ---------    -----------
1.  To elect the following Directors:  Andrew McNally IV ............  6,005,130          83,497          --
                                       Frederick O. Robertshaw ......  6,002,833          85,794          --
                                       Harold J. Schaaff, Jr. .......  6,001,935          86,692          --
                                       Fergus Reid ..................  6,001,531          87,096          --
                                       Graham E. Jones ..............  6,004,342          84,285          --
                                       John D. Barrett II ...........  6,001,513          87,114          --
                                       Samuel T. Reeves .............  6,003,086          85,541          --
                                       Gerard E. Jones ..............  6,000,663          87,964          --

The Annual Meeting of the Stockholders of the Fund was reconvened on August 1, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                       VOTES IN          VOTES         VOTES
PROPOSAL:                                                              FAVOR OF         AGAINST      ABSTAINED
---------                                                             ----------       ---------    -----------
2.  To ratify the selection of Ernst & Young LLP as independent
    accountants of the Fund .........................................  5,848,438         41,092        13,828

--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS, IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP, WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS, AUDIT COMMITTEE AND SHAREHOLDERS, ENGAGED ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS AS OF AUGUST 1, 2000.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect, by instructing Boston Equiserve (the "Plan Agent") in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in Fund shares. Shareholders who do not participate in the Plan will receive distributions in cash.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, non-participants in the Plan will receive cash and the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                   The Malaysia Fund, Inc.
                   Boston Equiserve
                   Dividend Reinvestment and Cash Purchase Plan
                   P.O. Box 1681
                   Boston, MA 02105
                   1-800-730-6001